                                                                    EXHIBIT 99.6


                           CONSENT OF DAVID W. BRUNEL

     I hereby consent to the use of my name in the Registration Statement on Form S-4 of VMARK Software, Inc. and any amendment thereto, as the same appears therein under the caption "Management of VMARK Following the Merger" with respect to my becoming a director of VMARK.

November 13, 1997



                                                    /s/ DAVID W. BRUNEL
                                            ------------------------------------
                                                      DAVID W. BRUNEL